UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES



                  Investment Company Act File Number: 811-09561


                        Century Capital Management Trust
-------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                       c/o Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                  Maureen Kane

                         Century Capital Management, LLC
                 100 Federal Street, Boston, Massachusetts 02110
-------------------------------------------------------------------------------
                     (Name and address of agent for service)



Registrant's telephone number, including area code:     (617) 482-3060
                                                        --------------


 Date of fiscal year end:   October 31
                            -----------------


Date of reporting period:   October 31, 2009
                            -----------------

Item 1. Reports to Shareholders.

logo: Century Funds

CENTURY
FUNDS

Century Funds Annual Report
October 31, 2009

Century Shares Trust &
Century Small Cap Select Fund

photo: skyline

TOTAL RETURNS FOR THE YEAR ENDED OCTOBER 31, 2009

                                                    TICKER SYMBOL 1 YEAR
                                                    ------------- -------
            CENTURY SHARES TRUST ("CST")
                 INSTITUTIONAL SHARES                  CENSX      8.59%
                 INVESTOR SHARES                       CENVX      8.35%
            S&P 500 INDEX                                         9.80%

            CENTURY SMALL CAP SELECT FUND ("CSCS")
                 INSTITUTIONAL SHARES                  CSMCX      11.69%
                 INVESTOR SHARES                       CSMVX      11.27%
            RUSSELL 2000 GROWTH INDEX                             11.34%

Past performance is no guarantee of future results.

TABLE OF CONTENTS
                                                                    Page
Letter to Shareholders                                                 1
Fund Summaries:
     Century Small Cap Select Fund                                     5
     Century Shares Trust                                              8
     Shareholder Expense Example                                      11
Financial Statements:
     Portfolios of Investments                                        12
     Statements of Assets and Liabilities                             16
     Statements of Operations                                         17
     Statements of Changes in Net Assets                              18
Financial Highlights                                                  19
Notes to Financial Statements                                         23
Report of Independent Public Accounting Firm                          30
Tax Information                                                       31
Trustees and Officers                                                 32

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF CENTURY SHARES TRUST AND CENTURY SMALL CAP SELECT FUND (EACH A "FUND" AND COLLECTIVELY, THE "FUNDS"). IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS IT IS PRECEDED OR ACCOMPANIED BY THE FUNDS' CURRENT PROSPECTUS, WHICH INCLUDES INFORMATION REGARDING THE FUNDS' OBJECTIVE(S), RISKS, AND CHARGES AND EXPENSES, EXPERIENCE OF ITS MANAGEMENT, AND OTHER INFORMATION. THE FUNDS' PROSPECTUS CONTAINS THIS AND OTHER IMPORTANT INFORMATION ABOUT THE FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

Investments in mutual funds involve risks. CENTURY SMALL CAP SELECT FUND concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry and, as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. CENTURY SHARES TRUST may invest a significant portion of assets in securities of companies within the same market sector. If the Fund's portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector.

The views in this report were those of the Century Funds' Chief Investment Officer and Portfolio Managers as of October 31, 2009 and may not reflect their views on the date that this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments and do not constitute investment advice. There is no assurance that the Funds will continue to invest in the securities mentioned.

Foreside Fund Services, LLC, Distributor.

                                 CENTURY FUNDS

DEAR FELLOW SHAREHOLDERS:

A fragile optimism has taken hold over the last several months, replacing the dark storm clouds that plunged the capital markets and economy into uncertainty last year. The unbridled pessimism of 2008 (with the S&P 500 and the Russell 2000 Growth Indices both declining over 30% for the year) gave way to a relief rally, with the S&P 500 and Russell 2000 Growth Indices both up over 17% for the period January 1, 2009.

It is easy for investors to become confused as the pendulum of market noise swings between fear and greed. Our investment focus gravitates toward high-quality, market leaders with strong balance sheets and cash flow that can sustain organic growth even during difficult markets. We hope this approach aligns our goal of providing attractive risk-adjusted returns over a full market cycle with the long-term financial goals of our shareholders.

It is hard to believe that December will mark the 10-year anniversary of the launch of the Century Small Cap Select Fund. In the Fund's first annual report, we discussed the unwinding of excess and turmoil in the financial markets and the collapse of the internet bubble. A decade later, it seems only appropriate that we speak to the unwinding of other excesses and the anticipation of another recovery to come.

This report presents our thoughts on the past one-year period and the current environment, shares our optimism for quality companies over the next few years, and provides an update on your Century Funds' investment.

REPORTING VERSUS ANTICIPATING CHANGE
The market volatility over the last year highlights the difference between reporting what has already taken place in the economy and anticipating future trends. Capital markets have historically been relatively efficient, and we believe portfolio decisions based on forward-looking analysis usually deliver more value than portfolio decisions based on what consensus investors already know. Our research process combines the analysis of reported information with company-specific field work, in order to anticipate whether a company's growth or valuation is being over or under estimated by the market.

  "I skate to where the puck is going to be, not to where it has been." -- Hockey Hall-of-Famer, Wayne Gretzky

We believe we are at an economic inflection point, where market leaders and forward-thinking management teams can extend their market share, margins, and profits, over struggling competitors with less ability to reinvest in their products. Our research strives to uncover companies that have the patience and courage to manage their earnings beyond the next year by adapting to changes in their competitive arena.


                                                                               1
                                 CENTURY FUNDS

October marked the first negative month of performance for both of the Funds' benchmarks since the March 9th rally commenced. The equity benchmark indices marched higher at a breathtaking pace through September. Much of this enthusiasm was driven by the credit crisis abating and corporate America's surprising ability to cut expenses rapidly. We believe that the Federal government's unprecedented fiscal (taxation and spending) and monetary (Federal Reserve Board actions on interest rates and issuing credit) intervention ensures that spending initiatives and low interest rates will grease the wheels of commerce for the next several months.

Institutional investors responded to this extended government safety net and unexpected profit recovery by propelling the markets higher. This rally from the March market bottom has been characterized by a large increase in the stock prices of low priced, lower quality companies, which some believed were headed toward bankruptcy. While this occurrence overshadowed the higher quality companies we tend to favor, it served as a sign that the financial markets were stabilizing and the overall economic situation had improved.

Retail investors appear to have been less inclined to embrace this stock market rally, and their assets have remained in money market funds or moved into fixed income offerings. Economic concerns still remain, and the average consumer's balance sheet and income statement are still stinging from depressed home values, reduced 401(k) balances, and an unemployment rate hovering above 10%.

CONSUMER RESTRAINT AND SLOWER GROWTH
Does the economic reality support the run-up in the equity markets? Our answer is yes, though it is too early to determine sustainability due to the swirling crosswinds of our current environment. The government's bailout and stimulus programs appear to have pulled the economy from its doldrums. Inflation remains tame, but our huge deficit spending and the dollar's weakness may accelerate the inflation outlook beyond 2010. According to gross domestic product (GDP) statistics, the economy grew at a rate of 2.8% in the third quarter versus a decrease of 0.7% in the second quarter.

Third quarter earnings and profit guidance were encouraging, but revenue growth is proving elusive. Managements' commentary regarding the business outlook is increasingly optimistic. We note the following trends. Productivity continues to improve at a terrific pace, and businesses are resuming capital expenditures on technology upgrades that enable people to do more (data and video) with less cost and from any location. The residential housing market appears to be slowly regaining its footing, and there seems to be consensus that the recession that has affected us since 2007 is drawing to an end.

We remain concerned about the financial health of the consumer, which accounts for 70% of GDP spending. The resilient American consumer appears to be unnerved by the uncertain job market and limited access to credit. October 2009 consumer bankruptcy filings increased 27.9% year-over-year.


2
                                 CENTURY FUNDS

We believe that households are watching their budgets vigilantly, and consumers are trading down to lower priced private label choices. We believe a frugal consumer with less access to credit will lead to a lower level of economic growth, a more competitive business environment and reduced opportunities for struggling firms to prosper.

The following chart highlights the growing divergence between consumer spending and workers' wage income. The government has temporarily filled this gap with spending initiatives and tax credits, but there is a limit to how far spending can extend beyond income, before it adversely impacts inflation, our debt burden and economic growth. As government stimulus slows, workers will need to spend less or be paid more. We believe economic recovery will depend on the return of revenue and job growth across many industries.


ARTWORK: AN UNSUSTAINABLE EARNINGS VERUS SPENDING GAP
Source: BEA; Morgan Stanley Research


We believe that the tight lending environment will persist, reducing credit availability further. Small businesses represent 70% of the nation's workers and have seen their credit lines reduced and interest rates increased. These actions inhibit their ability to expand their products, invest in new equipment, or hire new employees. A robust recovery will require credit growth to return and companies to begin hiring again. Our research analysts will be looking for these signs over the coming months.

We believe the October downturn has marked a divergence in the markets. The low priced, low quality leadership that characterized the initial upturn appears to have run its course. We feel that higher quality companies are regaining the attention of investors as they realize that revenue growth will be essential for the market to move higher from here.

Companies with strong competitive positions, margins, returns, and balance sheets should thrive and capture market share gains over the next several years. We believe market share gains will be highly correlated with earnings growth and share price appreciation going forward.

Our 2008 annual report discussed our long-term focus and belief that opportunity rises out of great struggles. The divergent stock market performance of 2008 and 2009 reinforced the need for that long-term focus.

                                 CENTURY FUNDS

We expect the next decade will endure unexpected peaks and valleys, and we hope to be worthy stewards that can listen and learn to anticipate the changes that transpire as investment styles swing into and out of favor. The Century Funds remain committed to fundamental investing, with a focus on long-term, risk-adjusted returns.

We greatly appreciate the trust and investments that you place with Century. We look forward to partnering with you through the opportunities and challenges ahead, as we seek to achieve our shared goals. We welcome your questions and comments always.

Respectfully submitted,
/s/ Alexander L. Thorndike
Alexander L. Thorndike

Chairman of the Century Funds

4
                                 CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND COMMENTARY

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2009, Century Small Cap Select Fund's Institutional Shares returned 11.69%, outperforming the Russell 2000 Growth Index's return of 11.34%, while the Investor Shares' return of 11.27% slightly underperformed the benchmark.

WHAT FACTORS INFLUENCED PERFORMANCE?
From November 2008 to March 2009, the market declined dramatically, with the Russell 2000 Growth Index falling more than 40% from its peak in October 2007. Investors reversed course, in the spring, and stocks rebounded, rising more than 50% from the low in March. Due in large part to these dramatic shifts in the market, the Fund's performance was volatile during the year. The Fund's more defensive positioning helped performance during the first half of the year, but relative performance began to lag during the second half of the year, as the market rebound favored lower quality stocks.

The Fund's performance over the past year was due to a combination of stock selection and sector allocation. Bruker Corp. (a producer of life science tools), Brookdale Senior Living (a senior living operator), and HMS Holdings (a health care cost management provider) all contributed significantly to performance. MFA Financial (a mortgage-backed REIT), Wintrust Financial (a diversified bank) and Eaton Vance (an investment manager) also provided meaningful contributions to the Fund's performance. These positive results were partially offset by weakness in Matthews International (a diversified manufacturer) and Ralcorp (a private label food producer).

Underweighting the Industrials sector contributed to performance, but underweighting the Consumer Discretionary sector and overweighting the Financials sector partially offset the benefit. Underweighting the Energy sector also led to positive sector contribution, but the benefit was offset by stock selection within the sector. The biggest surprise was the strength in the Russell 2000 Growth Consumer Discretionary sector, which increased 32% for the fiscal year and was ahead of the Information Technology sector's 30% return. Consumer stocks performed very well, despite high unemployment rates and tight credit.

DESCRIBE RECENT PORTFOLIO ACTIVITY.
The Portfolio's exposure to the Information Technology sector and the Materials sector increased over the past year and we trimmed holdings in the Financial, Industrial, and Health Care sectors. Given the turmoil in the capital markets, we believe that the financial strength of Information Technology stocks enabled them to better manage the crisis than stocks in other sectors. As companies realigned their operations for a lower revenue base, they continued to invest in productivity-improving software and tools with the aim of "doing more with less." The recent economic stability has increased merger and acquisition activity.Two of the Fund's holdings, Avocent and Starent, are being acquired by Emerson Electric and Cisco Systems, respectively.

                                 CENTURY FUNDS

DESCRIBE PORTFOLIO POSITIONING AT PERIOD-END.
We believe that the economy will continue to improve, but that the growth rate will be slower than a typical recovery. As of October 31, 2009, the Portfolio is positioned with a mix of high quality, franchise companies and well-financed, cyclical firms. Relative to the Russell 2000 Growth Index, the Fund is overweight Information Technology, Materials, and Financial Services sectors. We believe that the Materials sector should benefit as the economy rebounds while Financial Services holdings are attractively valued. Due to our concern regarding consumer spending, the Fund has a below average allocation to Consumer Discretionary stocks.

           TEN LARGEST HOLDINGS*

Core Laboratories NV                 3.48%
ENERGY RESERVOIR MANAGEMENT PROVIDER

PSS World Medical, Inc.              3.46%
HEALTH PRODUCTS DISTRIBUTOR

BJ's Wholesale Club, Inc.            3.26%
WAREHOUSE CLUB OPERATOR

Cornell Companies, Inc.              3.19%
CORRECTIONAL SERVICES

Capella Education Co.                3.18%
EDUCATION SERVICES

MFA Financial, Inc.                  3.13%
REAL ESTATE INVESTMENT TRUST

Bruker Corp.                         3.12%
LIFE SCIENCE INSTRUMENTS

HUB Group, Inc.                      2.97%
FREIGHT TRANSPORTATION MANAGEMENT

j2 Global Communications, Inc.       2.89%
ELECTRONIC COMMUNICATION SERVICES

Wintrust Financial Corp.             2.61%
COMMUNITY BANKING AND SPECIALTY
FINANCIAL SERVICES

               PORTFOLIO COMPOSITION*
Information Technology                27.7%
Health Care                           24.8%
Industrials                           12.7%
Financials                             9.4%
Consumer Discretionary                 9.4%
Energy                                 5.7%
Materials                              4.9%
Consumer Staples                       4.1%
Short-term investment
   less net liabilities                1.3%

*Based on the Fund's net assets at October 31, 2009 and subject to change.

6
                                 CENTURY FUNDS

PERFORMANCE SUMMARY
Century Small Cap Select Fund -- Institutional Shares and Investor Shares

THE PERFORMANCE INFORMATION SHOWN BELOW IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE SUBSTANTIALLY LOWER OR HIGHER THAN THE FUND'S HISTORICAL PERFORMANCE. PLEASE CALL (800) 303-1928 FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE. AS STATED IN THE FUND'S CURRENT PROSPECTUS, THE TOTAL (GROSS) ANNUAL OPERATING EXPENSES IS 1.50% FOR THE INVESTOR SHARES AND 1.11% FOR THE INSTITUTIONAL SHARES. RETURNS WOULD HAVE BEEN LOWER DURING RELEVANT PERIODS IF CERTAIN FEES HAD NOT BEEN WAIVED OR EXPENSES REIMBURSED. TO DISCOURAGE SHORT-TERM TRADING, THE FUND MAY IMPOSE A REDEMPTION FEE OF 1.00% ON SHARES HELD LESS THAN 90 DAYS. PERFORMANCE FIGURES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURNS MAY VARY BY SHARE CLASS.

THE RECENT GROWTH RATE IN THE GLOBAL EQUITY MARKETS HAS HELPED TO PRODUCE SHORT-TERM RETURNS FOR SOME SECTORS/ASSET CLASSES THAT ARE NOT TYPICAL AND MAY NOT CONTINUE IN THE FUTURE. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES.

--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/09 (%)
                                                                                     SINCE
                                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION*
                                                          ------  -------  -------  -----------
            CENTURY SMALL CAP SELECT INSTITUTIONAL SHARES 11.69   (8.35)   (1.70)       8.86
            RUSSELL 2000 GROWTH INDEX                     11.34   (6.88)    0.95       (4.09)
            RUSSELL 2000 INDEX                            6.46    (8.51)    0.59        1.48

                                                                                      SINCE
                                                          1 YEAR  3 YEARS  5 YEARS  INCEPTION**
                                                          ------  -------  -------  -----------
            CENTURY SMALL CAP SELECT INVESTOR SHARES      11.27   (8.66)   (2.02)       8.49
            RUSSELL 2000 GROWTH INDEX                     11.34   (6.88)    0.95       (2.52)
            RUSSELL 2000 INDEX                            6.46    (8.51)    0.59        3.29
Sources: Century Capital Management, LLC and Russell

--------------------------------------------------------------------------------

LINE CHART:
GROWTH OF $100,000
Institutional Shares*
                             CSCS             Russell 2000
                             Institutional    Growth
            Dec-99          $100000          $100000
                             100100           111454
                             101000           110416
                             101600           136106
                             111600           121800
            Apr-00           111500           109502
                             114100            99914
                             116100           112821
                             123900           103152
                             132800           114002
                             140100           108338
            Oct-00           145700            99544
                             143200            81470
                             155100            86455
                             153043            93453
                             149135            80643
                             141009            73311
            01-Apr           148620            82286
                             154380            84192
                             160860            86488
                             160243            79110
                             157466            74170
                             153557            62202
            01-Oct           151089            68186
                             157157            73877
                             164100            78477
                             163374            75685
                             165965            70787
                             174362            76939
            02-Apr           175917            75275
                             175710            70873
                             167520            64863
                             157672            54894
                             160368            54869
                             152386            50906
            02-Oct           159849            53481
                             169594            58782
                             165328            54728
                             163087            53242
                             161486            51822
                             164368            52607
            03-Apr           173760            57585
                             187102            64075
                             194360            65309
                             204819            70246
                             210370            74020
                             213678            72146
            03-Oct           229795            78378
                             242283            80934
                             243513            81295
                             255875            85566
                             254526            85434
                             253178            85833
            04-Apr           244188            81524
                             244862            83146
                             253739            85913
                             240255            78201
                             236209            76518
                             248570            80749
            04-Oct           252391            82711
                             263496            89702
                             273515            92926
                             265569            88740
                             274436            89958
                             274091            86583
            05-Apr           266605            81073
                             272133            86789
                             279043            89595
                             292402            95858
                             286068            94507
                             285492            95256
            05-Oct           278121            91736
                             286813            96930
                             284577            96785
                             301997           106121
                             300361           105555
                             308662           110686
            06-Apr           308662           110366
                             296385           102599
                             292995           102661
                             285395            97328
                             290072           100179
                             295099           100857
            06-Oct           300945           107392
                             311071           109963
                             311838           109702
                             316723           111743
                             313895           111389
                             320579           112418
            07-Apr           326749           115365
                             341402           120631
                             338060           119936
                             316851           113709
                             323278           116569
                             328805           119955
            07-Oct           335875           125356
                             315180           116699
                             320710           117432
                             292779           106659
                             284840           102967
                             286541           102368
            08-Apr           297600           107628
                             309226           113724
                             290086           106945
                             286116           109432
                             296324           112150
                             265274            99475
            08-Oct           207427            77885
                             192965            68460
                             194666            72174
                             177369            66683
                             165601            59778
                             176944            65144
            09-Apr           194383            74948
                             203032            77850
                             210830            80372
                             221889            86605
                             224441            87450
                             240462            93192
            09-Oct           231671            86718


Line Chart:
GROWTH OF $10,000
Investor Shares**
                                               Russell 2000
                      CSCS Investor            Growth
            Feb-00           $10000           $10000
                              10010            10472
                              10940             9372
            Apr-00            10920             8425
                              11180             7688
                              11380             8681
                              12130             7937
                              13000             8772
                              13710             8336
            Oct-00            14260             7659
                              14000             6269
                              15170             6652
                              14978             7191
                              14633             6205
                              13843             5641
            01-Apr            14593             6331
                              15150             6478
                              15798             6655
                              15727             6087
                              15443             5707
                              15059             4786
            01-Oct            14785             5246
                              15383             5684
                              16061             6038
                              15990             5823
                              16244             5447
                              17055             5920
            02-Apr            17208             5792
                              17177             5453
                              16366             4991
                              15412             4224
                              15665             4222
                              14854             3917
            02-Oct            15574             4115
                              16518             4523
                              16090             4211
                              15871             4097
                              15714             3987
                              15996             4048
            03-Apr            16902             4431
                              18174             4930
                              18872             5025
                              19883             5405
                              20414             5695
                              20727             5551
            03-Oct            22290             6031
                              23488             6227
                              23608             6255
                              24792             6584
                              24660             6574
                              24518             6604
            04-Apr            23652             6273
                              23707             6397
                              24562             6610
                              23246             6017
                              22841             5887
                              24036             6213
            04-Oct            24397             6364
                              25469             6902
                              26424             7150
                              25649             6828
                              26503             6922
                              26469             6662
            05-Apr            25739             6238
                              26267             6678
                              26930             6894
                              28211             7376
                              27604             7272
                              27537             7329
            05-Oct            26806             7058
                              27643             7458
                              27416             7447
                              29089             8165
                              28929             8122
                              29715             8516
            06-Apr            29703             8492
                              28520             7894
                              28178             7899
                              27438             7489
                              27882             7708
                              28360             7760
            06-Oct            28907             8263
                              29881             8461
                              29956             8441
                              30406             8598
                              30131             8571
                              30769             8650
            07-Apr            31357             8876
                              32746             9282
                              32421             9228
                              30381             8749
                              30982             8969
                              31508             9230
            07-Oct            32183             9645
                              30181             8979
                              30698             9036
                              28027             8207
                              27256             7923
                              27408             7876
            08-Apr            28468             8281
                              29555             8750
                              27724             8229
                              27325             8420
                              28289             8629
                              25329             7654
            08-Oct            19795             5993
                              18419             5267
                              18570             5553
                              16918             5131
                              15789             4599
                              16863             5012
            09-Apr            18515             5767
                              19341             5990
                              20071             6184
                              21117             6664
                              21365             6729
                              22879             7170
            09-Oct            22025             6672




The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000[R] Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000[R] companies with higher price-to-value ratios and higher forecasted growth values.

*Inception Date December 9, 1999

**Inception Date February 24, 2000

                                 CENTURY FUNDS

CENTURY SHARES TRUST COMMENTARY

HOW DID THE PORTFOLIO PERFORM?
For the one-year period ended October 31, 2009, Century Shares Trust's Institutional Shares and Investor Shares returned 8.59% and 8.35%, respectively, but underperformed the S&P 500 Index, which returned 9.80% .

WHAT FACTORS INFLUENCED PERFORMANCE?
From November 2008 to March 2009, the market declined dramatically, with the S&P 500 Index falling more than 50% from its peak in October 2007. Investors reversed course in the spring, and stocks rebounded, rising more than 50% from the low in March. Due in large part to these dramatic shifts in the market, the Fund's performance was volatile during the year. The Fund's more defensive positioning helped performance during the first half of the year, but relative performance lagged during the second half of the year, as the market rebound favored lower quality stocks.

Sector allocation contributed to the Fund's performance. The Fund overweighted the Information Technology sector, which was the best performing sector in fiscal 2009, and underweighted the Financial Services sector, which was the worst performing sector. Within the Information Technology sector, we overweighted IT Services and Software because these businesses tend to have low capital expenditures and their products generally help other companies improve their overall productivity.

Despite strong contributions from companies such as Ross Stores (an off-price retailer), MasterCard (a payment processor), and Express Scripts (a pharmacy benefit manager), weak overall stock selection was a drag on performance. Stericycle (a medical water disposal firm) and Berkshire Hathaway (a diversified insurer) were two long time holdings that under-performed last year. We believe both companies were affected by macroeconomics, as investors sought riskier, cyclical equities. Intel and Xilinx, two semi-conductor companies, also had a negative impact on performance as anticipated improvement in their results failed to materialize. Gamestop (a videogame retailer) also detracted from performance, due to weak consumer demand.

DESCRIBE RECENT PORTFOLIO ACTIVITY.
During the second half of the year, we increased the Fund's exposure to Information Technology stocks. We think that Technology companies with attractive business models and solid balance sheets will outperform as the economy rebounds. We have reduced the Fund's exposure to Health Care stocks, which tend to be more defensive, in order to increase the Fund's positions in companies likely to benefit from an economic rebound.

DESCRIBE PORTFOLIO POSITIONING AT PERIOD-END.
The Portfolio continues to invest in high quality, profitable growth companies. We have shifted the portfolio modestly toward more cyclically-oriented companies to gain exposure to an improving economy over the next 3 to 5 years.


                                 CENTURY FUNDS
8

As of October 31, 2009, the Information Technology sector was overweighted, while the Financials, Energy, and Utility sectors were underweighted. Despite a highly uncertain near term economic outlook, we believe financially strong, market leaders will grow market share during these difficult times and emerge even stronger as the current economic challenges recede.

                              Ten Largest Holdings*

Express Scripts, Inc.                    4.36%
PHARMACY BENEFIT MANAGEMENT

Oracle Corp.                             3.74%
ENTERPRISE SOFTWARE PROVIDER

Cisco Systems, Inc.                      3.62%
TECHNOLOGY NETWORKING

Accenture PLC                            3.43%
MANAGEMENT AND TECHNOLOGY SERVICES

Google, Inc. Class A                     3.36%
WEB-BASED TECHNOLOGY

International Business Machines
Corp. (IBM)                              3.33%
TECHNOLOGY, SOFTWARE AND SERVICES

Ecolab, Inc.                             3.29%
CLEANING AND SANITATION

Microsoft Corp.                          3.26%
WORLDWIDE SOFTWARE AND HARDWARE PROVIDER

Stericycle, Inc.                         3.00%
MEDICAL WASTE DISPOSAL

QUALCOMM, Inc.                           2.99%
WIRELESS COMMUNICATION

                             Portfolio Composition*

Information Technology               32.3%
Health Care                          12.2%
Industrials                          11.7%
Consumer Staples                     10.1%
Consumer Discretionary               10.0%
Financials                            9.6%
Energy                                6.8%
Materials                             3.3%
Short-term investment less
   net liabilities                    2.8%
Telecommunication Services            1.2%

*Based on the Fund's net assets at October 31, 2009 and subject to change.

                                 CENTURY FUNDS

PERFORMANCE SUMMARY
Century Shares Trust -- Institutional Shares and Investor Shares

THE PERFORMANCE INFORMATION SHOWN BELOW IS HISTORICAL AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS SO THAT, WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE SUBSTANTIALLY LOWER OR HIGHER THAN THE FUND'S HISTORICAL PERFORMANCE. PLEASE CALL (800) 303-1928 FOR THE FUND'S MOST RECENT MONTH-END PERFORMANCE. AS STATED IN THE FUND'S CURRENT PROSPECTUS, THE TOTAL (GROSS) ANNUAL OPERATING EXPENSE, IS 1.17% FOR THE INSTITUTIONAL SHARES AND 1.61% FOR THE INVESTOR SHARES. THE ADVISER HAS AGREED CONTRACTUALLY TO REIMBURSE OR PAY OPERATING EXPENSES FOR THE FUND'S INVESTOR SHARES TO THE EXTENT NECESSARY TO MAINTAIN NET OPERATING EXPENSES AT 1.45% THROUGH FEBRUARY 28, 2010. RETURNS WOULD HAVE BEEN LOWER DURING RELEVANT PERIODS IF CERTAIN FEES HAD NOT BEEN WAIVED OR EXPENSES REIMBURSED. TO DISCOURAGE SHORT-TERM TRADING, THE FUND MAY IMPOSE A REDEMPTION FEE OF 1.00% ON SHARES HELD LESS THAN 90 DAYS. PERFORMANCE FIGURES AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR REDEMPTION OF FUND SHARES. RETURNS MAY VARY BY SHARE CLASS.

THE RECENT GROWTH RATE IN THE GLOBAL EQUITY MARKETS HAS HELPED TO PRODUCE SHORT-TERM RETURNS FOR SOME SECTORS/ASSET CLASSES THAT ARE NOT TYPICAL AND MAY NOT CONTINUE IN THE FUTURE. BECAUSE OF ONGOING MARKET VOLATILITY, FUND PERFORMANCE MAY BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES.

--------------------------------------------------------------------------------
Average Annual Total Returns as of 10/31/09 (%)
                                             1 YEAR  3 YEARS  5 YEARS   10 YEARS
                                             ------  -------  --------  --------
            CST INSTITUTIONAL SHARES          8.59    (6.32)     0.14      3.90
            S&P 500 INDEX                     9.80    (7.02)     0.33     (0.95)

                                                               SINCE
                                             1 YEAR 3 YEARS  INCEPTION*
                                             ------ -------  ----------
            CST INVESTOR SHARES               8.35    (6.58)    (2.45)
            S&P 500 INDEX                     9.80    (7.02)    (1.70)

Sources: Century Capital Management, LLC and S&P
--------------------------------------------------------------------------------

Line Chart:
GROWTH OF $100,000
Institutional Shares
                                CST          S&P 500
            Oct-99          $100000          $100000
                            94899.4           102033
                            95529.7           108042
                            86650.3           102614
                            75516.3           100671
                            96058.5           110520
                              92941           107195
                             102628           104996
                              93930           107584
                             104566           105902
                             112123           112480
                             119232           106542
            Oct-00           125277           106091
                             122143          97727.3
                             131295          98205.6
                             122526           101690
                             121945          92417.6
                             121273          86562.9
                             122984          93289.7
                             129462          93914.7
                             131020            91629
                             127403            90727
                             123726          85047.3
                             123389          78179.5
             1-Oct           121059          79670.3
                             127587          85781.5
                             127986            86533
                             125736          85270.2
                             129161          83625.8
                             132250          86770.9
                             133895          81510.1
                             132753          80909.6
                             127482          75145.7
                             117363          69288.5
                             116724          69743.4
                             108252          62163.7
             2-Oct           114136          67635.1
                             116354            71616
                             111902          67408.8
                             109846          65642.9
                             106107            64658
                             109210          65285.8
                             118408          70663.4
                             124128          74386.5
                             123866          75335.4
                             127535          76663.6
                             128846          78158.8
                             127722          77328.8
             3-Oct           133526          81703.2
                             136035          82422.1
                             139911          86744.7
                             144647          88336.9
                             149832          89564.7
                             148770          88213.5
                             146810          86828.7
                             147709          88020.3
                             149587          89731.8
                             144190            86762
                             144231          87112.9
                             145948          88056.4
             4-Oct           145621          89401.6
                             151568            93019
                             157418          96184.3
                             153678          93839.8
                             154362          95814.6
                             152402          94117.9
                             151261          92332.9
                             156916          95270.8
                             158693            95406
                             160614            98954
                             158419          98051.2
                             160385          98845.3
             5-Oct           161894          97197.5
                             168034           100874
                             167399           100909
                             167598           103581
                             168641           103862
                             169734           105155
                             171275           106567
                             166505           103499
                             166721           103640
                             167821           104279
                             172369           106760
                             175867           109511
             6-Oct           178366           113080
                             180512           115230
                             184177           116847
                             185453           118614
                             182565           116294
                             183505           117595
                             189953           122803
                             196334           127089
                             193509           124977
                             187967           121102
                             191955           122918
                             197700           127515
             7-Oct           199525           129543
                             196483           124127
                             196458           123266
                             183909           115872
                             178802           112108
                             174129           111624
                             182524           117061
                             186851           118577
                             174255           108580
                             172952           107668
                             174081           109225
                             159828          99492.3
             8-Oct           135059          82782.8
                             125933          76842.7
                             125236          77660.3
                             117660          71114.6
                             111563          63542.5
                             118618          69108.5
                             128023          75722.8
                             131681          79958.3
                             132813          80116.9
                             140042          86176.7
                             143438            89288
                             149361          92620.3
             9-Oct           146661          90899.4



Line Chart:
GROWTH OF $10,000
Investor Shares*
                   CST              S&P 500
         7/18/2005           $10000           $10000
                              10011            10113
                               9871            10020
                               9997            10102
             5-Oct            10100             9933
                              10484            10309
                              10435            10312
                              10432            10585
                              10488            10614
                              10543            10746
             6-Apr            10630            10891
                              10323            10577
                              10330            10591
                              10389            10657
                              10666            10910
                              10878            11192
             6-Oct            11027            11556
                              11154            11776
                              11375            11941
                              11445            12122
                              11262            11885
                              11316            12018
             7-Apr            11712            12550
                              12098            12988
                              11924            12772
                              11578            12376
                              11819            12562
                              12174            13031
             7-Oct            12282            13239
                              12094            12685
                              12099            12597
                              11324            11842
                              11006            11457
                              10714            11407
             8-Apr            11229            11963
                              11499            12118
                              10722            11096
                              10642            11003
                              10706            11162
                               9821            10168
             8-Oct             8297             8460
                               7754             7853
                               7711             7937
                               7242             7268
                               6858             6494
                               7290             7063
             9-Apr             7865             7739
                               8079             8171
                               8148             8188
                               8585             8807
                               8793             9125
                               9160             9465
             9-Oct             8990             9289



The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The S&P 500[R] Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. One cannot invest directly in an index.

*Inception Date July 18, 2005

10
                                 CENTURY FUNDS

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 to October 31, 2009).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Century Shares Trust                                                                    EXPENSES PAID
                                                         BEGINNING       ENDING         DURING PERIOD*
                                                       ACCOUNT VALUE  ACCOUNT VALUE   SIX MONTHS ENDING
                                                        MAY 1, 2009  OCTOBER 31, 2009  OCTOBER 31, 2009
                                                       ------------- ---------------- -----------------
Based on Actual Fund Return
  Institutional Shares                                    $1,000.00      $1,145.60           $6.54
  Investor Shares                                         $1,000.00      $1,143.00           $7.83
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                    $1,000.00      $1,019.11           $6.16
  Investor Shares                                         $1,000.00      $1,017.90           $7.37

* The Fund's annualized expense ratios are 1.20% for Institutional Shares and 1.45% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


Century Small Cap Select Fund                                                           EXPENSES PAID
                                                         BEGINNING       ENDING         DURING PERIOD*
                                                       ACCOUNT VALUE  ACCOUNT VALUE   SIX MONTHS ENDING
                                                        MAY 1, 2009  OCTOBER 31, 2009  OCTOBER 31, 2009
                                                       ------------- ---------------- -----------------
Based on Actual Fund Return
  Institutional Shares                                    $1,000.00      $1,191.80           $6.41
  Investor Shares                                         $1,000.00      $1,189.60           $8.44
Based on Hypothetical 5% Yearly Return before expenses
  Institutional Shares                                    $1,000.00      $1,019.36           $5.90
  Investor Shares                                         $1,000.00      $1,017.49           $7.78

* The Fund's annualized expense ratios are 1.14% for Institutional Shares and 1.53% for Investor Shares. The dollar amounts shown as "Expenses Paid" are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.


                                 CENTURY FUNDS

CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS -- AS OF OCTOBER 31, 2009

Shares                                               Value
-------------------------------------------------------------
Common Stock - 97.2%
CONSUMER DISCRETIONARY - 10.0%
DIVERSIFIED CONSUMER SERVICES - 2.3%
    19,300 Strayer Education, Inc.                $ 3,917,321
                                                 ------------
HOTELS, RESTAURANTS & LEISURE - 2.4%
   208,250 Starbucks Corp.*                         3,952,585
                                                 ------------
MEDIA - 2.2%
141,200 The DIRECTV Group, Inc.*                    3,713,560
                                                 ------------
SPECIALTY RETAIL - 3.1%
   145,850 GameStop Corp. Class A*                  3,542,696
    38,200 Ross Stores, Inc.                        1,681,182
                                                 ------------
                                                    5,223,878
                                                 ------------
                                                   16,807,344
                                                 ------------
CONSUMER STAPLES - 10.1%
BEVERAGES - 2.0%
    56,350 PepsiCo, Inc.                            3,411,992
                                                 ------------
FOOD AND STAPLES RETAILING - 4.5%
   123,150 CVS Caremark Corp.                       4,347,195
    64,000 Wal-Mart Stores, Inc.                    3,179,520
                                                 ------------
                                                    7,526,715
                                                 ------------
FOOD PRODUCTS - 2.1%
   165,000 ConAgra Foods, Inc.                      3,465,000
                                                 ------------
PERSONAL PRODUCTS - 1.5%
    76,350 Avon Products, Inc.                      2,447,018
                                                 ------------
                                                   16,850,725
                                                 ------------
ENERGY - 6.8%
ENERGY EQUIPMENT AND SERVICES - 4.6%
   100,650 Helmerich & Payne, Inc.                  3,826,713
    62,200 Schlumberger Ltd.                        3,868,840
                                                 ------------
                                                    7,695,553
                                                 ------------
OIL, GAS AND CONSUMABLE FUELS - 2.2%
    85,100 CONSOL Energy, Inc.                      3,643,131
                                                 ------------
                                                   11,338,684
                                                 ------------

Shares                                                Value
-------------------------------------------------------------
FINANCIALS - 9.6%
CAPITAL MARKETS - 3.2%
    92,850 The Charles Schwab Corp.                $1,610,019
    22,250 The Goldman Sachs Group, Inc.            3,786,283
                                                   ----------
                                                    5,396,302
                                                   ----------
DIVERSIFIED FINANCIAL SERVICES - 4.3%
    95,250 JPMorgan Chase & Co.                     3,978,592
   123,700 NYSE Euronext                            3,197,645
                                                   ----------
                                                    7,176,237
                                                   ----------
INSURANCE - 2.1%
        35 Berkshire Hathaway, Inc. Class A*        3,465,000
     4,300 Verisk Analytics, Inc.*                    117,949
                                                   ----------
                                                    3,582,949
                                                   ----------
                                                   16,155,488
                                                   ----------
HEALTH CARE - 12.2%
HEALTH CARE EQUIPMENT AND SUPPLIES - 5.3%
    24,900 C.R. Bard, Inc.                          1,869,243
   102,050 St Jude Medical, Inc.*                   3,477,864
    66,500 Zimmer Holdings, Inc.*                   3,495,905
                                                   ----------
                                                    8,843,012
                                                   ----------
HEALTH CARE PROVIDERS AND SERVICES - 6.9%
   193,750 AmerisourceBergen Corp.                  4,291,562
    91,400 Express Scripts, Inc.*                   7,304,688
                                                   ----------
                                                   11,596,250
                                                   ----------
                                                   20,439,262
                                                   ----------
INDUSTRIALS - 11.7%
AIR FREIGHT AND LOGISTICS - 2.6%
    79,450 CH Robinson Worldwide, Inc.              4,378,489
                                                   ----------
COMMERCIAL SERVICES AND SUPPLIES - 3.0%
    95,950 Stericycle, Inc.*                        5,024,901
                                                   ----------
MACHINERY - 1.7%
    63,450 Deere & Co.                              2,890,148
                                                   ----------
ROAD AND RAIL - 2.1%
    82,900 CSX Corp.                                3,496,722
                                                   ----------

                       See notes to financial statements.

12
                                 CENTURY FUNDS

PORTFOLIO OF INVESTMENTS -- ASOF OCTOBER 31, 2009

Shares                                             Value
------------------------------------------------ ------------
INDUSTRIALS (continued)
TRADING COMPANIES AND DISTRIBUTORS - 2.3%
    40,450 WW Grainger, Inc.                     $  3,791,379
                                                 ------------
                                                   19,581,639
                                                 ------------
INFORMATION TECHNOLOGY - 32.3%
COMMUNICATIONS EQUIPMENT - 6.6%
   265,200 Cisco Systems, Inc.*                     6,059,820
   121,100 QUALCOMM, Inc.                           5,014,751
                                                 ------------
                                                   11,074,571
                                                 ------------
COMPUTERS AND PERIPHERALS - 5.3%
    17,600 Apple, Inc.*                             3,317,600
    46,300 International Business Machines Corp.    5,584,243
                                                 ------------
                                                    8,901,843
                                                 ------------
INTERNET SOFTWARE AND SERVICES - 3.4%
    10,500 Google, Inc. Class A*                    5,629,260
                                                 ------------
IT SERVICES - 6.2%
   154,950 Accenture PLC                            5,745,546
    21,500 MasterCard, Inc. Class A                 4,708,930
                                                 ------------
                                                   10,454,476
                                                 ------------
SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT - 3.8%
   165,300 Intel Corp.                              3,158,883
   146,200 Xilinx, Inc.                             3,179,850
                                                 ------------
                                                    6,338,733
                                                 ------------
SOFTWARE - 7.0%
   196,890 Microsoft Corp.                          5,459,760
   296,950 Oracle Corp.                             6,265,645
                                                 ------------
                                                   11,725,405
                                                 ------------
                                                   54,124,288
                                                 ------------
MATERIALS - 3.3%
CHEMICALS - 3.3%
   125,300 Ecolab, Inc.                             5,508,188
                                                 ------------

Shares                                             Value
------------------------------------------------ ------------
TELECOMMUNICATION SERVICES - 1.2%
WIRELESS TELECOMMUNICATION SERVICES - 1.2%
    77,250 NII Holdings, Inc.*                  $  2,080,343
                                                ------------
Total Investment in Common Stocks - 97.2%
    (Identified cost, $129,462,720)              162,885,961
                                                ------------
SHORT-TERM INVESTMENT - 1.7%
 2,850,705 SSgA US Government Money
            Market Fund
    (Identified cost, $2,850,705)                  2,850,705
                                                ------------
Total Investments - 98.9%
    (Identified cost, $132,313,425)              165,736,666
                                                ------------
Other Assets
Less Liabilities - 1.1%
    Other Assets in Excess of Liabilities          1,888,384
                                                ------------
Net Assets - 100%                               $167,625,050
                                                ============
* Non-income producing security

                       See notes to financial statements.

                                 CENTURY FUNDS

CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS -- AS OF OCTOBER 31, 2009

Shares                                               Value
---------------------------------------------------------------
Common Stock - 98.7%
CONSUMER DISCRETIONARY - 9.4%
DIVERSIFIED CONSUMER SERVICES - 3.2%
   142,400 Capella Education Co.*                $    9,811,360
                                                 --------------
LEISURE EQUIPMENT AND PRODUCTS - 1.4%
   212,650 Pool Corp.                                 4,163,687
                                                 --------------
MEDIA - 1.8%
   154,250 John Wiley & Sons, Inc.                    5,432,685
                                                 --------------
SPECIALTY RETAIL - 2.5%
   253,400 Monro Muffler Brake, Inc.                  7,852,866
                                                 --------------
TEXTILES, APPAREL AND LUXURY GOODS - 0.5%
    81,200 Fuqi International, Inc.*                  1,663,788
                                                 --------------
                                                     28,924,386
                                                 --------------
CONSUMER STAPLES - 4.1%
FOOD AND STAPLES RETAILING - 3.3%
   286,850 BJ's Wholesale Club, Inc.*                10,048,356
                                                 --------------
FOOD PRODUCTS - 0.8%
    70,200 TreeHouse Foods, Inc.*                     2,625,480
                                                 --------------
                                                     12,673,836
                                                 --------------
ENERGY - 5.7%
ENERGY EQUIPMENT AND SERVICES - 5.0%
   102,750 Core Laboratories NV                      10,716,825
    96,300 Dril-Quip, Inc.*                           4,679,217
                                                 --------------
                                                     15,396,042
                                                 --------------
OIL, GAS AND CONSUMABLE FUELS - 0.7%
    85,400 Goodrich Petroleum Corp.*                  2,192,218
                                                 --------------
                                                     17,588,260
                                                 --------------
FINANCIALS - 9.4%
CAPITAL MARKETS - 1.6%
   143,350 Cohen & Steers, Inc.                       2,770,956
    49,500 Piper Jaffray Companies, Inc.*             2,296,305
                                                 --------------
                                                      5,067,261
                                                 --------------

Shares                                               Value
---------------------------------------------------------------
FINANCIALS (continued)
COMMERCIAL BANKS - 2.6%
   285,400 Wintrust Financial Corp.              $    8,051,134
                                                 --------------
INSURANCE - 1.7%
   142,150 Platinum Underwriters Holdings, Ltd.       5,084,705
                                                 --------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 3.5%
 1,301,200 MFA Financial, Inc.                        9,654,904
    75,350 Redwood Trust, Inc.                        1,050,379
                                                 --------------
                                                     10,705,283
                                                 --------------
                                                     28,908,383
                                                 --------------
HEALTH CARE - 24.8%
HEALTH CARE EQUIPMENT AND SUPPLIES - 6.6%
   200,600 ICU Medical, Inc.*                         7,021,000
   155,142 Kensey Nash Corp.*                         3,709,445
   215,600 Masimo Corp.*                              5,728,492
   171,200 Meridian Bioscience, Inc.                  3,798,928
                                                 --------------
                                                     20,257,865
                                                 --------------
HEALTH CARE PROVIDERS AND SERVICES - 9.4%
   464,900 Brookdale Senior Living, Inc.*             7,828,916
   117,450 IPC The Hospitalist Co, Inc.*              3,558,735
   221,150 Lincare Holdings, Inc.*                    6,946,321
   527,200 PSS World Medical, Inc.*                  10,659,984
                                                 --------------
                                                     28,993,956
                                                 --------------
HEALTH CARE TECHNOLOGY - 3.1%
    65,500 Quality Systems, Inc.                      3,996,810
   120,200 SXC Health Solutions Corp.*                5,490,736
                                                 --------------
                                                      9,487,546
                                                 --------------
LIFE SCIENCES TOOLS AND SERVICES - 3.1%
   887,300 Bruker Corp.*                              9,618,332
                                                 --------------
PHARMACEUTICALS - 2.6%
   380,550 Par Pharmaceutical Cos, Inc.*              7,980,134
                                                 --------------
                                                     76,337,833
                                                 --------------

                       See notes to financial statements.

                                 CENTURY FUNDS

PORTFOLIO OF INVESTMENTS -- AS OF OCTOBER 31, 2009

Shares                                               Value
---------------------------------------------------------------
INDUSTRIALS - 12.7%
AIR FREIGHT AND LOGISTICS - 3.0%
   367,600 HUB Group, Inc. Class A*              $    9,138,536
                                                 --------------
COMMERCIAL SERVICES AND SUPPLIES - 4.4%
    65,800 Clean Harbors, Inc.*                       3,714,410
   429,859 Cornell Companies, Inc.*                   9,817,980
                                                 --------------
                                                     13,532,390
                                                 --------------
CONSTRUCTION AND ENGINEERING - 1.3%
   136,350 Granite Construction, Inc.                 3,894,156
                                                 --------------
ELECTRICAL EQUIPMENT - 2.3%
    54,700 General Cable Corp.*                       1,703,358
   235,750 Woodward Governor Co.                      5,542,482
                                                 --------------
                                                      7,245,840
                                                 --------------
MACHINERY - 1.7%
   135,150 ESCO Technologies, Inc.*                   5,308,692
                                                 --------------
                                                     39,119,614
                                                 --------------
INFORMATION TECHNOLOGY - 27.7%
COMMUNICATIONS EQUIPMENT - 4.7%
   132,450 Avocent Corp.*                             3,294,032
   220,050 Polycom, Inc.*                             4,724,473
   195,450 Starent Networks Corp.*                    6,594,483
                                                 --------------
                                                     14,612,988
                                                 --------------
INTERNET SOFTWARE AND SERVICES - 3.6%
   435,400 j2 Global Communications, Inc.*            8,903,930
   445,950 LivePerson, Inc.*                          2,243,129
                                                 --------------
                                                     11,147,059
                                                 --------------
IT SERVICES - 2.1%
   177,500 CyberSource Corp.*                         2,907,450
   663,300 Online Resources Corp.*                    3,482,325
                                                 --------------
                                                      6,389,775
                                                 --------------

Shares                                               Value
---------------------------------------------------------------
INFORMATION TECHNOLOGY (continued)
SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT - 5.3%
   174,800 Cabot Microelectronics Corp.*         $    5,590,104
   183,450 Hittite Microwave Corp.*                   6,750,960
    97,550 Silicon Laboratories, Inc.*                4,087,345
                                                 --------------
                                                     16,428,409
                                                 -------------
SOFTWARE - 12.0%
   285,550 Commvault Systems, Inc.*                   5,625,335
   538,074 EPIQ Systems, Inc.*                        6,785,113
   371,200 Informatica Corp.*                         7,880,576
   251,550 MICROS Systems, Inc.*                      6,771,726
   236,150 Sourcefire, Inc.*                          4,793,845
   314,100 Websense, Inc.*                            5,044,446
                                                 --------------
                                                     36,901,041
                                                 --------------
                                                     85,479,272
                                                 --------------
MATERIALS - 4.9%
CHEMICALS - 2.5%
   276,050 Balchem Corp.                              7,616,219
                                                 --------------
CONTAINERS AND PACKAGING - 2.4%
   138,700 Greif, Inc. Class A                        7,423,224
                                                 --------------
                                                     15,039,443
                                                 --------------
Total Investment in Common Stocks - 98.7%
    (Identified cost, $263,785,777)                 304,071,027
                                                 --------------
SHORT-TERM INVESTMENT - 1.6%
 4,824,053 SSgA US Government Money
            Market Fund
    (Identified cost, $4,824,053)                     4,824,053
                                                 --------------
Total Investments - 100.3%
    (Identified cost, $268,609,830)                 308,895,080
                                                 --------------
Other Assets
Less Liabilities - (0.3)%
    Liabilities in Excess of Other Assets              (790,862)
                                                 --------------
Net Assets - 100%                                $  308,104,218
                                                 ==============

*    Non-income producing security


                       See notes to financial statements.

                                  CENTURY FUNDS

STATEMENTS OF ASSETS AND LIABILITIES - AS OFOCTOBER 31, 2009
                                                       CENTURY SHARES       CENTURY SMALL CAP
                                                             TRUST            SELECT FUND
                                                       ----------------     ----------------
Assets:
Investments, at value (Note 1A) (Identified cost of
  $132,313,425 and $268,609,830, respectively)         $    165,736,666     $    308,895,080
Dividends receivable                                            180,194                8,735
Receivable for investments sold                               2,678,655            2,216,155
Receivable for Fund shares sold                                     974              310,392
Receivable for dividend reclaims                                 30,846                   --
Prepaid expenses                                                  2,776                5,760
                                                       ----------------     ----------------
  Total Assets                                              168,630,111          311,436,122
                                                       ----------------     ----------------

Liabilities:
Payable to Affiliates:
  Investment adviser fee (Note 4)                               116,860              267,290
  Administration fee (Note 5)                                    14,716               12,000
  Distribution and service fees (Note 6)                          1,049               23,095
Accrued expenses and other liabilities                          149,920              190,440
Payable for investments purchased                               721,516            2,555,391
Payable for Fund shares repurchased                               1,000              213,688
Due to custodian                                                     --               70,000
                                                       ----------------     ----------------
  Total Liabilities                                           1,005,061            3,331,904
                                                       ----------------     ----------------
Net Assets                                             $    167,625,050     $    308,104,218
                                                       ================     ================
At October 31, 2009, net assets consisted of:
Paid-in capital                                        $    146,563,024     $    466,288,932
Accumulated net realized loss on investments                (12,361,215)        (198,469,964)
Unrealized appreciation in value of investments              33,423,241           40,285,250
                                                       ----------------     ----------------
Net assets applicable to outstanding capital stock     $    167,625,050     $    308,104,218
                                                       ================     ================
Net Assets consist of:
  Institutional Shares                                 $    166,573,970     $    216,294,798
  Investor Shares                                      $      1,051,080     $     91,809,420
Shares Outstanding consist of (Note 2):
  Institutional Shares                                        9,894,060           13,238,615
  Investor Shares                                                62,316            5,737,262
Net Asset Value Per Share
  (Represents both the offering and redemption price*)
  Institutional Shares                                 $          16.84     $          16.34
  Investor Shares                                      $          16.87     $          16.00

* In general, shares of the Funds may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of their respective remaining shareholders.The redemption fee is accounted for as an addition to paid-in-capital.


                       See notes to financial statements.

                                 CENTURY FUNDS

STATEMENTS OF OPERATIONS - YEAR ENDED OCTOBER 31, 2009
                                                                             CENTURY SHARES  CENTURY SMALL CAP
                                                                                  TRUST          SELECT FUND
INVESTMENT INCOME:
  Dividends (net of foreign withholding tax of $0 and $40,706, respectively) $    1,887,351    $    3,143,981
  Interest                                                                            9,003            16,951
  Other Income                                                                           --            91,368
                                                                             --------------    --------------
     Total investment income                                                      1,896,354         3,252,300
                                                                             --------------    --------------
EXPENSES:
  Investment adviser fee (Note 4)                                                 1,239,193         2,916,346
  Non-interested trustees' remuneration                                              91,295           178,614
  Transfer agent
     Institutional Shares                                                           123,469            69,234
     Investor Shares                                                                 10,497           195,522
  Custodian                                                                          55,135            77,124
  Administration fees (Note 5)                                                      154,899             9,056
  Insurance                                                                          15,891            29,609
  Professional fees                                                                  63,228            81,208
  Registration                                                                       29,983            52,852
  Distribution and service fees (Note 6)                                              2,022           174,630
  Printing and other expenses                                                        82,251            71,070
                                                                             --------------    --------------
    Total expenses                                                               1,867,863          3,855,265
  Adviser reimbursement (Note 7)                                                     (9,749)               --
                                                                             --------------    --------------
 Net expenses                                                                    1,858,114          3,855,265
                                                                             --------------    --------------
Net investment income/(loss)                                                         38,240          (602,965)
                                                                             --------------    --------------
Realized and unrealized gain/(loss) on investments:
  Net realized loss from investment transactions                                 (9,196,030)      (89,355,285)
  Increase in unrealized appreciation on investments                             21,964,091       121,153,665
                                                                             --------------    --------------
     Net realized and unrealized gain on investments                             12,768,061        31,798,380
                                                                             --------------    --------------
  Net increase in net assets resulting from operations                       $   12,806,301    $   31,195,415
                                                                             ==============    ==============

                       See notes to financial statements.

                                 CENTURY FUNDS

STATEMENTS OF CHANGES IN NET ASSETS
                                                         CENTURY SHARES                        CENTURY SMALL CAP
                                                              TRUST                                SELECT FUND
INCREASE (DECREASE)                              Year Ended             Year Ended       Year Ended     Year Ended
  IN NET ASSETS:                          October 31, 2009          October 31, 2008 October 31, 2009 October 31, 2008
                                          ------------------------- ---------------- ---------------- ----------------
Operations:
  Net investment income/(loss)            $            38,240       $        (60,054) $      (602,965) $   (4,234,899)
  Net realized loss on investment
     transactions                                  (9,196,030)            (3,040,118)     (89,355,285)   (107,528,818)
  Change in net unrealized appreciation            21,964,091            (80,963,010)     121,153,665    (147,196,812)
                                          ------------------------- ---------------- ---------------- ----------------
  Net increase/(decrease) in net assets
     resulting from operations                     12,806,301            (84,063,182)      31,195,415    (258,960,529)
Distributions to shareholders from:
  Net investment income
     Institutional Shares                            (321,578)            (2,847,889)              --      (1,685,889)
     Investor Shares                                       --                 (4,026)              --              --
  Net realized gain from investment transactions
     Institutional Shares                                  --            (59,501,761)              --     (42,722,585)
     Investor Shares                                       --               (194,447)              --     (19,828,953)
  Tax return of capital
     Institutional Shares                                  --                     --               --      (4,213,810)
     Investor Shares                                       --                     --               --      (1,794,048)
Capital share transactions - net (Note 2)         (13,680,291)            26,755,389      (88,146,797)   (138,623,491)
Redemption fees                                           553                    274           10,751          97,806
                                          ------------------------- ---------------- ---------------- ----------------
     Total decrease                                (1,195,015)          (119,855,642)     (56,940,631)   (467,731,499)
NET ASSETS:
  Beginning of year                               168,820,065            288,675,707      365,044,849     832,776,348
                                          ------------------------- ---------------- ---------------- ----------------
 End of year                              $       167,625,050       $    168,820,065  $   308,104,218  $  365,044,849
                                          ========================= ================ ================ ================


                       See notes to financial statements.

                                 CENTURY FUNDS

FINANCIAL HIGHLIGHTS
Century Shares Trust                                                            YEAR ENDED OCTOBER 31,
Institutional Shares                                            2009        2008        2007        2006         2005
                                                              ----------- ----------- ----------- ------------ -----------
Net Asset Value, beginning of period                          $   15.51    $  29.52    $  35.69     $  35.40   $   35.62
                                                              ----------- ----------- -----------   ---------- -----------
Income/(loss) from Investment Operations:
  Net investment income/(loss)(a)                                  0.00+      (0.01)       0.16         0.10        0.19
  Net realized and unrealized gain/(loss) on investments           1.36       (7.44)       2.95         3.31        3.54
                                                              ----------- ----------- -----------   ---------- -----------
  Total income/(loss) from investment operations                   1.36       (7.45)       3.11         3.41        3.73
                                                              ----------- ----------- -----------   ---------- -----------
Less Distributions From:
  Net investment income                                           (0.03)      (0.30)      (0.43)       (0.77)      (0.32)
  Net realized gain on investment transactions                    (0.00)      (6.26)      (8.85)       (2.35)      (3.63)
                                                              ----------- ----------- -----------   ---------- -----------
  Total distributions                                             (0.03)      (6.56)      (9.28)       (3.12)      (3.95)
                                                              ----------- ----------- -----------   ---------- -----------
Redemption fees                                                    0.00+       0.00+       0.00+        0.00+       0.00+
                                                              ----------- ----------- -----------   ---------- -----------
Net Asset Value, end of period                                $   16.84    $  15.51    $  29.52     $  35.69   $   35.40
                                                              =========== =========== ===========   ========== ===========
Total Return                                                       8.59%     (32.31)%     11.86%       10.17%      11.18%
Ratios and supplemental data
  Net assets, end of period (000 omitted)                     $ 166,574    $168,199    $287,670     $305,172   $ 323,643
  Ratio of expenses to average net assets                          1.20%       1.17%       1.10%        1.11%       1.12%
  Ratio of net investment income/(loss) to average net assets      0.03%      (0.02)%      0.56%        0.29%       0.55%
Portfolio Turnover Rate                                              79%         91%         38%          48%         19%

(a)  Calculated based on average shares outstanding during the period.

+    Amount represents less than $0.005 per share.

                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS
                                                                                                                  PERIOD
                                                                                                                  ENDED
Century Shares Trust                                                       YEAR ENDED OCTOBER 31,               OCTOBER 31,
Investor Shares                                                   2009        2008       2007          2006       2005(A)
                                                              ----------- ----------- ----------- ------------ -----------
Net Asset Value, beginning of period                          $   15.54   $   29.46   $   35.41     $  35.35   $   35.00
                                                              ----------- ----------- -----------   ---------- -----------
Income/(loss) from Investment Operations:
  Net investment income/(loss)(b)                                 (0.03)      (0.06)       0.01        (0.19)      (0.03)
  Net realized and unrealized gain/(loss) on investments           1.36       (7.47)       2.96         3.27        0.29
                                                              ----------- ----------- -----------   ---------- -----------
  Total income/(loss) from investment operations                   1.33       (7.53)       2.97         3.08        0.26
                                                              ----------- ----------- -----------   ---------- -----------
Less Distributions From:
  Net investment income                                           (0.00)      (0.13)      (0.07)       (0.68)      (0.00)
  Net realized gain on investment transactions                    (0.00)      (6.26)      (8.85)       (2.35)      (0.00)
                                                              ----------- ----------- -----------   ---------- -----------
  Total distributions                                             (0.00)      (6.39)      (8.92)       (3.03)      (0.00)
                                                              ----------- ----------- -----------   ---------- -----------
Redemption fees                                                    0.00+       0.00+       0.00+        0.01        0.09
                                                              ----------- ----------- -----------   ---------- -----------
Net Asset Value, end of period                                $   16.87   $   15.54   $   29.46     $  35.41   $   35.35
                                                              =========== =========== ===========   ========== ===========
Total Return                                                       8.35%     (32.45)%     11.38%        9.18%       1.00%**
Ratios and supplemental data
  Net assets, end of period (000 omitted)                     $   1,051   $     621   $   1,006     $  1,844   $   1,139
  Ratio of expenses to average net assets                          1.45%       1.45%       1.56%        2.00%       1.20%*
  Ratio of expenses to average net assets without giving
     effect to contractual expense agreement                       2.64%       1.61%       1.95%        2.15%       1.35%*
  Ratio of net investment income/(loss) to average net assets     (0.22)%     (0.31)%      0.05%       (0.58)%     (0.36)%*
Portfolio turnover rate                                              79%         91%         38%          48%         19%(c)

(a) From the commencement date of investment operations, July 18, 2005 to October 31, 2005.

(b)  Calculated based on average shares outstanding during the period.

(c)  For the one year period ended October 31, 2005.

+    Amount represents less than $0.005 per share.

*    Annualized

**   Not annualized

                       See notes to financial statements.

                                 CENTURY FUNDS

FINANCIAL HIGHLIGHTS
Century Small Cap Select Fund                                                   YEAR ENDED OCTOBER 31,
Institutional Shares                                            2009        2008        2007        2006         2005
                                                              ----------- ----------- ----------- ------------ -----------
Net Asset Value, beginning of period                          $   14.62    $  26.13    $  25.74     $  24.15    $  22.46
                                                              ----------- ----------- -----------   ---------- -----------
Income/(loss) from Investment Operations:
  Net investment income/(loss)(a)                                 (0.01)      (0.12)       0.00+        0.06        0.03
  Net realized and unrealized gain/(loss) on investments           1.73       (9.00)       2.75         1.90        2.22
                                                              ----------- ----------- -----------   ---------- -----------
  Total income/(loss) from investment operations                   1.72       (9.12)       2.75         1.96        2.25
                                                              ----------- ----------- -----------   ---------- -----------
Less Distributions From:
  Net investment income                                           (0.00)      (0.10)      (0.35)       (0.09)      (0.00)
  Net realized gain on investment transactions                    (0.00)      (2.10)      (2.01)       (0.28)      (0.56)
  Tax return of capital                                           (0.00)      (0.19)      (0.00)       (0.00)      (0.00)
                                                              ----------- ----------- -----------   ---------- -----------
  Total distributions                                             (0.00)      (2.39)      (2.36)       (0.37)      (0.56)
                                                              ----------- ----------- -----------   ---------- -----------
Redemption fees                                                    0.00+       0.00+       0.00+        0.00+       0.00+
                                                              ----------- ----------- -----------   ---------- -----------
Net Asset Value, end of period                                $   16.34    $  14.62    $  26.13     $  25.74    $  24.15
                                                              =========== =========== ===========   ========== ===========
Total Return                                                      11.69%     (38.24)%     11.61%        8.21%      10.19%
Ratios and supplemental data
  Net assets, end of period (000 omitted)                     $ 216,295    $262,793    $575,027     $540,697    $585,723
  Ratio of expenses to average net assets                          1.14%       1.11%       1.08%        1.07%       1.06%
  Ratio of net investment income/(loss) to average net assets     (0.08)%     (0.57)%      0.02%        0.25%       0.13%
Portfolio Turnover Rate                                             133%        104%        100%         127%         96%

(a)  Calculated based on average shares outstanding during the period.

+    Amount represents less than $0.005 per share.

                       See notes to financial statements.

                                  CENTURY FUNDS

FINANCIAL HIGHLIGHTS
Century Small Cap Select Fund                                                YEAR ENDED OCTOBER 31,
Investor Shares                                                   2009        2008        2007        2006        2005
                                                              ----------- ----------- ----------- ------------ -----------
Net Asset Value, beginning of period                            $ 14.37    $  25.72    $  25.40    $   23.86    $  22.26
                                                              ----------- ----------- ----------- ------------ -----------
Income/(loss) from Investment Operations:
  Net investment loss(a)                                          (0.07)      (0.20)      (0.06)       (0.02)      (0.04)
  Net realized and unrealized gain/(loss) on investments           1.70       (8.86)       2.71         1.86        2.20
                                                              ----------- ----------- ----------- ------------ -----------
  Total income/(loss) from investment operations                   1.63       (9.06)       2.65         1.84        2.16
                                                              ----------- ----------- ----------- ------------ -----------
Less Distributions From:
  Net investment income                                           (0.00)      (0.00)      (0.32)       (0.03)      (0.00)
  Net realized gain on investment transactions                    (0.00)      (2.10)      (2.01)       (0.28)      (0.56)
  Tax return of capital                                           (0.00)      (0.19)      (0.00)       (0.00)      (0.00)
                                                              ----------- ----------- ----------- ------------ -----------
  Total distributions                                             (0.00)      (2.29)      (2.33)       (0.31)      (0.56)
                                                              ----------- ----------- ----------- ------------ -----------
Redemption fees                                                    0.00+       0.00+       0.00+        0.01        0.00+
                                                              ----------- ----------- ----------- ------------ -----------
Net Asset Value, end of period                                  $ 16.00    $  14.37    $  25.72    $   25.40    $  23.86
                                                              =========== =========== =========== ============ ===========
Total Return                                                      11.27%     (38.49)%     11.34%        7.83%       9.87%
Ratios and supplemental data
  Net assets, end of period (000 omitted)                       $91,809    $102,252    $257,750    $ 353,581    $407,048
  Ratio of expenses to average net assets                          1.53%       1.50%       1.36%        1.45%       1.35%
  Ratio of net investment loss to average net assets              (0.47)%     (0.96)%     (0.24)%      (0.09)%     (0.17)%
Portfolio turnover rate                                             133%        104%        100%         127%         96%

(a)  Calculated based on average shares outstanding during the period.

+    Amount represents less than $0.005 per share.


                       See notes to financial statements.

                                 CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES ---- Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940 ("1940 Act"), as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust and Century Small Cap Select Fund (each a "Fund" and, collectively, the "Funds") are diversified series of the Trust. The following is a summary of significant accounting policies consistently followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles").

A. Security Valuations ---- Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

The Funds adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (currently FASB ASC 820-10), effective November 1, 2008, which establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value each Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

     o    Level 1 -- quoted prices in active markets for identical investments

     o Level 2 -- significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

     o Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)


The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2009 in valuing the Funds' investments carried at fair value:

                              QUOTED PRICES
                                 IN ACTIVE                              SIGNIFICANT
                                MARKET FOR        SIGNIFICANT OTHER    UNOBSERVABLE
                              IDENTICAL ASSETS    OBSERVABLE INPUTS       INPUTS
                                 (LEVEL 1)             (LEVEL 2)         (LEVEL 3)       TOTAL
----------------------------- ----------------    ------------------   ------------- ------------
CENTURY SHARES TRUST
Common Stock*                  $ 162,885,961           $       --        $       --  $162,885,961
Money Market Funds                 2,850,705                   --                --     2,850,705
                              ----------------         ----------        ----------  ------------
 Total Investments             $ 165,736,666           $       --        $       --  $165,736,666
                              ----------------         ----------        ----------  ------------
CENTURY SMALL CAP SELECT FUND
Common Stock*                  $ 304,071,027           $       --        $       --  $304,071,027
Money Market Funds                 4,824,053                   --                --     4,824,053
                              ----------------         ----------        ----------  ------------
 Total Investments             $ 308,895,080           $       --        $       --  $308,895,080
                              ----------------         ----------        ----------  ------------

* At October 31, 2009 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund's Portfolio of Investments.


                                 CENTURY FUNDS

B. Security Transactions ---- Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates ---- The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty -- Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Investments in securities issued by non U.S. companies have certain risks not present in domestic issuers.

At any given time, a significant portion of the assets of either Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If either Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility than other funds.

E. Multiple Classes of Shares ---- Each Fund offers two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

F. Redemption Fees ---- In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund's remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders ---- Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.


                                 CENTURY FUNDS

In order to present undistributed (distributions in excess of ) net investment income ("UNII") and accumulated net realized loss ("Accumulated Loss") more closely to its tax character, the following accounts for each Fund were increased (decreased):


                                     PAID-IN               ACCUMULATED
                                     CAPITAL     UNII          LOSS
-----------------------------       ----------  --------   -----------
Century Shares Trust                $(283,338)  $283,338     $      --
Century Small Cap Select Fund       $(714,179)  $602,965     $111,214


These reclassifications have no impact on net assets or the results of operations. The Funds had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to net operating losses. Temporary differences will reverse in a subsequent period.

The tax-basis components of distributable earnings and the federal income tax cost of investments as of October 31, 2009 were as follows:


CENTURY SHARES TRUST
Gross unrealized appreciation           $    34,119,786
Gross unrealized depreciation                  (906,690)
                                            ------------
Unrealized net appreciation             $    33,213,096
Cost for federal income tax purposes    $   132,523,570


The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of October 31, 2009, the Fund had a capital loss carryforward of $12,151,070, of which $2,618,549 will expire on October 31, 2016 and $9,532,521 which will expire on October 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.



The tax character of distributions paid were as follows:

                                                       Year Ended  October 31,
                                                          2009        2008
                                                          ----        ----
Ordinary Income
  Institutional shares                                $ 321,578   $ 5,830,327
  Investor shares                                     $       --  $    18,559
Long-term capital gain
  Institutional shares                                $       --  $56,519,280
  Investor shares                                     $       --  $   179,957


The tax-basis components of distributable earnings and the federal income tax cost of investments as of October 31, 2009 were as follows:

CENTURY SMALL CAP SELECT FUND
Gross unrealized appreciation            $    46,190,358
Gross unrealized depreciation                 (7,660,598)
                                             ------------
Unrealized net appreciation              $    38,529,760
Cost for federal income tax purposes     $   270,365,320

                                 CENTURY FUNDS

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of October 31, 2009, the Fund had a capital loss carryforward of $196,714,474, of which $106,779,845 will expire on October 31, 2016 and
$89,934,629 which will expire on October 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

The tax character of distributions paid were as follows:

                                                        Year Ended October 31,

                                                        2009            2008
                                                        ----            ----
Ordinary Income
  Institutional shares                              $       --      $22,029,976
  Investor shares                                   $       --      $ 9,442,359
Long-term capital gain
  Institutional shares                              $       --      $22,378,498
  Investor shares                                   $       --      $10,386,594
Tax return of capital
  Institutional shares                              $       --       $4,213,810
  Investor shares                                   $       --       $1,794,048


As of October 31, 2009, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds' federal tax returns filed for the fiscal years ended October 31, 2006, October 31, 2007 and October 31, 2008 remain subject to examination by the Internal Revenue
Service.

(2) TRANSACTIONS IN SHARES

CENTURY SHARES TRUST ---- The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

                                                                            YEAR ENDED OCTOBER 31, 2009
                                                              ------------- ----------------------------- -----------
                                                                INSTITUTIONAL SHARES           INVESTOR SHARES
                                                               SHARES        AMOUNT           SHARES       AMOUNT
                                                              ------------- -------------  ----------- --------------
Sold                                                             139,209      $ 2,019,011      49,061    $    712,476
Issued to shareholders in reinvestment of distributions from:
  Net investment income                                           18,364          266,814          --              --
  Realized gain on investment transactions                            --               --          --              --
                                                              ------------- -------------  ----------- --------------
                                                                 157,573        2,285,825      49,061         712,476
Repurchased                                                   (1,105,452)     (16,290,154)    (26,716)       (388,438)
                                                              ------------- -------------  ----------- --------------
Net increase (decrease)                                         (947,879)    $(14,004,329)     22,345   $    324,038
                                                              ============= =============  =========== ==============


                                 CENTURY FUNDS

                                                                          YEAR ENDED OCTOBER 31, 2008
                                                              ------------- ----------------------------- -----------
                                                                INSTITUTIONAL SHARES           INVESTOR SHARES
                                                               SHARES        AMOUNT           SHARES       AMOUNT
                                                              ------------- -------------  ----------- --------------
Sold                                                             144,548     $  3,036,728       5,244    $    111,641
Issued to shareholders in reinvestment of distributions from:
  Net investment income                                          101,392        2,339,118         174           4,026
  Realized gain on investment transactions                    (2,266,057)      52,201,673      (8,406)        194,447
                                                              ------------- -------------  ----------- --------------
                                                               2,511,997       57,577,519      13,824         310,114
Repurchased                                                   (1,414,105)     (30,939,018)     (7,995)       (193,226)
                                                              ------------- -------------  ----------- --------------
Net increase                                                   1,097,892     $ 26,638,501       5,829    $    116,888
                                                              ============= =============  =========== ==============

CENTURY SMALL CAP SELECT FUND ---- The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

                                                                           YEAR ENDED OCTOBER 31, 2009
                                                              ------------- ----------------------------- -----------
                                                                INSTITUTIONAL SHARES           INVESTOR SHARES
                                                               SHARES        AMOUNT           SHARES       AMOUNT
                                                              ------------- -------------  ----------- --------------
Sold                                                           4,979,230    $  66,831,146     938,066    $ 12,686,105
Repurchased                                                   (9,720,611)    (135,453,439) (2,315,783)    (32,210,609)
                                                              ------------- -------------  ----------- --------------
Net decrease                                                  (4,741,381)   $ (68,622,293) (1,377,717)   $(19,524,504)
                                                              ============= =============  =========== ==============



                                                                           YEAR ENDED OCTOBER 31, 2008
                                                              ------------- ----------------------------- -----------
                                                                INSTITUTIONAL SHARES           INVESTOR SHARES
                                                               SHARES        AMOUNT           SHARES       AMOUNT
                                                              ------------- -------------  ----------- --------------
Sold                                                           6,774,044    $ 137,704,859     841,081   $  17,253,196
Issued to shareholders in reinvestment of distributions from:
  Net investment income                                           65,362        1,517,041          --              --
  Realized gain on investment transactions                     1,763,330       40,926,887     788,150      18,040,767
  Tax return of capital                                         (163,368)       3,791,782     (71,135)      1,628,272
                                                              ------------- -------------  ----------- --------------
                                                               8,766,104      183,940,569   1,700,366      36,922,235
Repurchased                                                  (12,789,410)    (265,619,882) (4,607,449)    (93,866,413)
                                                              ------------- -------------  ----------- --------------
Net decrease                                                  (4,023,306)   $ (81,679,313) (2,907,083)  $ (56,944,178)
                                                              ============= =============  =========== ==============

(3) INVESTMENT SECURITIES TRANSACTIONS

CENTURY SHARES TRUST purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $119,127,455 and $130,635,753, respectively, during the year ended October 31, 2009.

CENTURY SMALL CAP SELECT FUND purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $397,370,240 and $470,540,100, respectively, during the year ended October 31, 2009.

                                 CENTURY FUNDS

(4) INVESTMENT ADVISER FEE

CENTURY SHARES TRUST: The Trust has entered into an Investment Advisory Agreement (the "Agreement") with Century Capital Management, LLC ("CCM") pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund's average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

CENTURY SMALL CAP SELECT FUND: The Trust has entered into an Investment Advisory and Management Services Agreement (the "Agreement") with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund's average daily net assets.

(5) ADMINISTRATION FEES -- The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund's average daily net assets.

Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund reimburses CCM for expenses associated with having the adviser's personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

CCM has entered into a Sub-Administration Agreement with State Street Bank and Trust Company ("State Street") pursuant to which State Street provides certain administrative services to each Fund on behalf of CCM. CCM pays State Street a sub-administration fee for sub-administration services provided to each Fund.

(6) DISTRIBUTION AND SERVICE FEES ---- The Trust has adopted Distribution and Service Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Shares Trust and Century Small Cap Select Fund. The Plans authorize each Fund to pay up to 0.25% of the average daily net assets of the Funds' Investor Shares class for distribution and shareholder services. The Plans may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds' transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer's shares been registered directly with the transfer agent instead of held through the intermediary accounts.

(7) ADVISER REIMBURSEMENTS -- CCM contractually agreed to waive a portion of its management fee and reimburse or pay operating expenses of Century Shares Trust Investor Shares to the extent necessary to maintain the total operating expenses of the Investor Shares at 1.45% through February 28, 2010.

During the year ended October 31, 2008, CCM reimbursed Century Shares Trust Investor Shares and Institutional Shares $845 and $46,509, respectively, for losses due to an error in the calculation of the net asset value for each share class. These amounts are included in capital share transactions.

During the year ended October 31, 2008, CCM reimbursed Century Small Cap Select Fund Investor Shares and Institutional Shares $17,750 and $19,921, respectively, for losses due to an error in the calculation of the net asset value for each share class. These amounts are included in capital share transactions.


                                 CENTURY FUNDS

CCM may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform. This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to sub-transfer agency fees paid by the Funds.

(8) SUBSEQUENT EVENTS -- In preparing the financial statements as of October 31, 2009, management considered the impact of subsequent events occurring through December 18, 2009, for potential recognition or disclosure in these financial statements and have determined that there have been no recognized or non-recognized subsequent events.

                                 CENTURY FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Century Capital Management Trust and Shareholders of Century Shares Trust and Century Small Cap Select Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Century Shares Trust and Century Small Cap Select Fund (the "Funds"), each a series of Century Capital Management Trust (the "Trust"), as of October 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 18, 2009

                                 CENTURY FUNDS

TAX INFORMATION
(UNAUDITED)
The following information represents the tax status of dividends and distributions paid by the Funds during the fiscal year ended October 31, 2009. This information is presented to meet regulatory requirements and no current action on your part is required.

CENTURY SHARES TRUST

For Federal Income Tax purposes, the Fund designates $321,578, or the maximum amount allowable as qualified dividend income for purposes of Internal Revenue Code Section 1(h)(11).

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns.

                                 CENTURY FUNDS

MANAGEMENT OF THE FUNDS
The following table provides certain information regarding the Trustees and officers of Century Shares Trust and Century Small Cap Select Fund as of October 31, 2009. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o Century Capital Management, 100 Federal Street, 29th Floor, Boston, Massachusetts 02110. Each Trustee's term of office continues until the Trustee retires, resigns or is removed in accordance with the Declaration of Trust or until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor.

Name, Age, Position(s)                                                                                        No. of
held with Trust and                Principal Occupation During Past 5 Years                                   Portfolios
Length of Time Served              and Other Directorships Held                                               in Fund
                                                                                                              Complex
                                                                                                              Overseen
WILLIAM GRAY (57)                  Vice Chairman and Co-Chief Executive Officer, North America Region,               2
Trustee, 2006 to present           Ogilvy & Mather Worldwide (advertising firm); President, Ogilvy &
                                   Mather, New York (1997 to 2005). Other Directorships: Harleysville
                                   Group, Inc.; American Red Cross of Greater New York, (Chairman 2002-
                                   2008, Member since 1999); The New York Public Library; The National
                                   Advertising Review Board; Wakeman Boys Club.

LAURA A. JOHNSON (55)              President, Massachusetts Audubon Society. Other directorships:                    2
Trustee, 2007 to present           Corporation Member,Woods Hole Oceanographic Institute (2003 to pres-
                                   ent); Stewardship Council, Massachusetts Department of Conservation
                                   and Recreation (2004 to present).

STEPHEN W. KIDDER (56)             Managing Partner, Hemenway & Barnes (law firm). Other Directorships:              2
Trustee, 2005 to present           Trustee, Wellesley College; Trustee, Isabella Stewart Gardner Museum;
                                   Trustee, Children's Hospital Trust; Director, The Concord Bookshop, Inc.

JERROLD MITCHELL (70)              Independent investment advisor; Partner, Saltonstall & Co. (family invest-        2
Trustee, 2004 to present           ment office) (2007 to present). Formerly, Chief Investment Officer, The
                                   Boston Foundation (2005 to 2007); Chief Investment Officer,
                                   Massachusetts Pension Reserves Investment Management Board (2001 to
                                   2004). Other Directorships: Trustee, Boston Athenaeum; Trustee, Yale
                                   Library Associates; Trustee,Trustees of Donations; Commissioner of Trust
                                   Funds, Town of Wayland.

JERRY S. ROSENBLOOM (70)           Professor of Insurance and Risk Management and Academic Director,                 2
Trustee, 1998 to present           Certified Employee Benefit Specialist Program, Wharton School,
                                   University of Pennsylvania. Other Directorships: Harleysville Group, Inc.;
                                   American Institute for Chartered Property Casualty Underwriters.


                                 CENTURY FUNDS

32

Name, Age, Position(s)                                                                                        No. of
held with Trust and                Principal Occupation During Past 5 Years                                   Portfolios
Length of Time Served              and Other Directorships Held                                               in Fund
                                                                                                              Complex
                                                                                                              Overseen
DAVID D.TRIPPLE (65)               Private investor. Formerly, Chief Executive Officer and Trustee, Pioneer          2
Trustee, 2004 to present           Funds (2000 to 2001); Executive Vice President and Director,The Pioneer
                                   Group, Inc. (asset management) (1998 to 2000). Other Directorships: The
                                   Calamos Funds (21 portfolios).

ELLEN M. ZANE (58)                 President and Chief Executive Officer, Tufts Medical Center and Floating           2
Trustee, 2007 to present           Hospital for Children. Formerly, Network President, Partners Healthcare
                                   System (1994 to 2004). Other directorships: Parexel International
                                   Corporation; Fiduciary Trust Company; Harvard School of Public
                                   Health, Health Policy & Management Executive Council; Trustee,
                                   Northeastern University; Board of Overseers, Tufts University School of
                                   Medicine; Massachusetts Hospital Association; Sisters of Mercy Health
                                   System -- St. Louis.
Interested Trustees and Officers (1)

ALEXANDER L.THORNDIKE (43)         Managing Partner, Century Capital Management, LLC. No other                       2
Trustee, 1999 to present;          directorships held.
Chairman and Chief Executive
Officer, 2004 to present

DAVIS R. FULKERSON (44)            Managing Partner, Century Capital Management, LLC. No other                       2
Trustee, 2000 to present           directorships held.

JULIE A. SMITH (38)                Director of Finance, Century Capital Management, LLC (2008 to present);         N/A
Chief Financial Officer,           prior thereto, Controller,Third Avenue Management LLC (1997 to 2006).
2008 to present

MAUREEN E. KANE (47)               General Counsel, Century Capital Management, LLC (2004 to pres-                 N/A
Chief Legal Officer, 2006 to pres- ent); prior thereto, Vice President, Deutsche Asset Management (1997
ent; Secretary, 2007 to present;   to 2004).
Chief Compliance Officer, June
2009 to present

------------

(1) Each person listed is considered an "interested person" of the Trust within the meaning of the 1940 Act by virtue of being an officer or employee of the Adviser.


                                 CENTURY FUNDS

The Funds' Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-321-1928.

Availability of Quarterly Portfolio Schedules. Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund's fiscal year on Form N-Q. The Forms N-Q are available on the SEC's website at http://www.sec.gov, and they may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures and Proxy Voting Record. A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and each fund's proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the Funds' proxy voting policies and procedures and proxy voting record on the SEC's website at http://www.sec.gov.

                                 CENTURY FUNDS

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

FUND INFORMATION

INVESTMENT ADVISER
Century Capital Management, LLC
100 Federal Street
Boston, Massachusetts 02110

REGULAR MAILING ADDRESS
Century Funds
PO Box 588
Portland, ME 04112

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

SHAREHOLDER INFORMATION
1-800-303-1928

OVERNIGHT MAILING ADDRESS
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

                      ----------------------------------
                        THE ADVISER'S MISSION STATEMENT

      TO EXCEED THE EXPECTATIONS OF OUR CLIENTS, WHO ENTRUST US WITH THEIR
                               HARD-EARNED ASSETS

--------------------------------------------------------------------------------
GOALS
>> To deliver exceptional risk-adjusted  returns over time
>> To develop long-term  and deeper relationships with our clients
>> To do the right thing, even when no one is watching
>> To attract, develop and retain the best people
--------------------------------------------------------------------------------

VALUES

o    DISCIPLINE

     -- We are passionate about our research intensity and adhering to our investment process

o    CONVICTION

     --   We challenge the consensus and act on our convictions

o    EXCELLENCE

     -- We strive to be great at what we do, both individually and collectively

o    CURIOSITY

     --   Our goal is to learn every day

o    THE 3 HS

     o    Humility: there is always room for improvement

     o    Humor: we have fun

     o    Hustle: we are tireless in our pursuit of success


                                 CENTURY FUNDS
                                 photo: skyline

CENTURY CAPITAL (R)
100 FEDERAL STREET
BOSTON, MASSACHUSETTS 02110

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Item 2. Code of Ethics.

As of the end of the period covered by this report, Century Capital Management Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.

During the period covered by this report, there were no amendments to, or waivers from, any provision of the code of ethics.

A copy of the code of ethics is filed as an exhibit hereto.

Item 3. Audit Committee Financial Expert.

     The Board of Trustees has determined that Jerry Rosenbloom, who is a member of the Century Capital Management Trust Board of Trustees and Audit Committee, qualifies as an audit committee financial expert. Mr. Rosenbloom is an independent trustee, as defined in paragraph (a)(2) of this item's instructions. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the financial statements of Century Capital Management Trust (the "Trust") or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal years were as follows:

     FYE                              Audit Fees
     ---                              ----------
     10/31/09                         $77,000
     10/31/08                         $77,000

(b) Audit-Related Fees. For each of the last two fiscal years, there were no fees billed to the Trust for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported under Audit Fees. For each of the last two fiscal years of the Trust, there were no audit-related fees billed by the Fund's principal accountant to the Trust's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund (together, "Adviser Related Entities") for services that were related directly to the operations and financial reporting of the Trust.

(c) Tax Fees. The aggregate fees billed to the Trust for each of the last two fiscal years for professional services provided by the Trust's principal accountant for tax compliance, tax advice and tax planning were as follows:

     FYE                              Tax Fees
     ---                              ----------
     10/31/09                         $10,800
     10/31/08                         $10,800

     For the last two fiscal years of the Trust, there were no tax fees billed by the Fund's principal accountant to Adviser Related Entities for services that were related directly to the operations and financial reporting of the Trust.

(d) All Other Fees. All Other Fees are fees related to services other than those reported above under "Audit Fees," "Audit-Related Fees," and "Tax Fees." For each of the Trust's last two fiscal years, no such fees were billed by the Trust's principal accountant to the Trust or to Adviser Related Entities for services related directly to the operations and financial reporting of the Trust.

(e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

     The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds' independent auditors to the Funds' investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds.

     (2) No services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph
     (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g) The aggregate non-audit fees billed by the Trust's accountant, for the Trust's last two fiscal years, for services rendered to the Trust and Adviser Related Entities are shown in the table below:

                                          Non-Audit Fees
                       Non-Audit Fees      for Adviser            Aggregate
                          for Trust      Related Entities       Non-Audit Fees

     FYE
     October 31, 2009       None              None                  None
     October 31, 2008       None              None                  None

(h) The Audit Committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

     Not applicable.

Item 6. Schedule of Investments.

     Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

     There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Registrant's Code of Ethics required to be disclosed under Item 2 hereof is filed and attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as
        Exhibit 99.302CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as
        Exhibit 99.906CERT.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Century Capital Management Trust


By:    /s/ Alexander L. Thorndike
       -----------------------------------
       Alexander L. Thorndike, Chairman

Date:  January 8, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Alexander L. Thorndike
       -----------------------------------
       Alexander L. Thorndike, Principal Executive Officer

Date:  January 8, 2010


By:    /s/ Julie Smith
       -----------------------------------
       Julie Smith, Principal Financial Officer

Date:  January 8, 2010